Exhibit 10.15

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties on April 27, 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”, for the purposes of this Agreement, excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region of the People’s Republic of China):

Party A:            Beike Jinke (Tianjin) Technology Co., Ltd.

Legal representative: FAN Zhuopeng

Party B:        Shareholders of Party C as listed in Annex 1 to this Agreement (hereinafter collectively referred to as “Party B” or “Existing Shareholders”)

Party C:            Beijing Yiju Taihe Technology Co. Ltd.

Legal Representative: WEI Yong

In this Agreement, each of Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

(1)         Party B is the shareholders of Party C; Party C’s ownership structure as of the date hereof is as shown in Annex I hereto.

(2)         Party B agrees to grant Party A an equity interests option right pursuant to this Agreement, and Party A agrees to accept such option right upon exercise of which to purchase all or part of the equity interests held by Party B in Party C.

Now, therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

Section 1     Sale and Purchase of Equity Interest

1.1             Option Granted

Existing Shareholders hereby irrevocably grant Party A an irrevocable and exclusive option upon one or more exercise at any time to purchase either by itself or by one or more persons designated by it (each, a “Designee”) the equity interests in Party C then held by Existing Shareholders in part or in whole to the extent permitted by Chinese laws and according to procedures determined at Party A’s sole and absolute discretion and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Existing Shareholders.  Party C hereby agrees to the grant by Existing Shareholders of the Equity Interest Purchase Option to Party A.  The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2             Steps for Exercise of the Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Existing Shareholders (the “Equity Interest Purchase Option Notice”), specifying:(a) Party A or Designee(s)’ decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased by Party A or the Designee from Existing Shareholders (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests or the date for the transfer of the Optioned Interests.  After the receipt of the Equity Interest Purchase Option Notice, the Existing Shareholders shall transfer all Optioned Interests to Party A and/or the Designee pursuant to such notice and in accordance with the methods described in Section 1.4 of this Agreement.

1.3             Equity Interest Purchase Price

The total price for the purchase by Party A of all Optioned Interests held by Existing Shareholders in Party C shall be RMB 1 yuan. If at the time when Party A exercises the Equity Interest Purchase Option, the minimum price permitted under PRC law is higher than the aforementioned price, then the purchase price shall be such minimum price permitted by PRC law (collectively, the “Equity Interest Purchase Price”).

1.4             Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option:

1.4.1                    Existing Shareholders shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Existing Shareholders’ transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2                    Existing Shareholders shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the Optioned Interests by Existing Shareholders to Party A and/or the Designee(s) and waiving any right of first refusal with respect thereto;

1.4.3                    Existing Shareholders shall execute an equity interest transfer contract in form and content satisfactory to Party A and/or the Designee(s) with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4                    Existing Shareholders shall, within thirty (30) days after receipt of the Equity Interest Purchase Option Notice, execute all necessary contracts, agreements or documents with relevant parties, obtain all necessary government approvals and permits, and take all necessary actions, so as to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests.  For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement, Existing Shareholders’ Equity Interest Pledge Agreement and Existing Shareholders’ Power of Attorney; “Existing Shareholders’ Equity Interest Pledge Agreement” as used in this Agreement shall refer to the Equity Interest Pledge Agreement executed by and among Party A, Existing Shareholders and Party C on the date hereof and any modification, amendment and restatement thereto.; “Existing Shareholders’ Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Existing Shareholders on the date hereof granting Party A with a power of attorney and any modification, amendment and restatement thereto.

Section 2     Covenants

1                 2                         2.1           Covenants regarding Party C

Existing Shareholders (as a shareholder of Party C) and Party C hereby severally but not jointly covenant as follows:

2.1.1                     Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2                     They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits by prudently and effectively operating its business and handling its affairs;

2.1.3                     Without the prior written consent of Party A, they shall not at any time following the effective date hereof, sell, transfer, mortgage or dispose of in any manner any material assets of Party C with the value exceeding RMB 10,000,000 or legal or beneficial interest in the material business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4                     Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for payables incurred in the ordinary course of business other than through loans;

2.1.5                     They shall always operate all of Party C’s businesses within the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6                     Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for the purposes of this Paragraph, “ major contract” refers to a contract with the total amount exceeding RMB 10,000,000);

2.1.7                     Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8                     They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9                     If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10              Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11              They shall immediately notify Party A of the occurrence or possible occurrence of litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12              To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13              Without the prior written consent of Party A, Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14              At the request of Party A, they shall appoint any person designated by Party A as the director or senior officer of Party C.

2.1.15              Without Party A’s prior written consent, Party C shall not engage in any business in competition with Party A or its affiliates; and

2.1.16              Unless otherwise required by PRC law, Party C shall not be dissolved or liquated without prior written consent by Party A;

2.1.17              Once PRC laws permits foreign investors to invest in the principal business of Party C in China, with a controlling stake and/or in the form of wholly foreign-owned enterprises, and the competent government authorities of China begin to approve such investments, upon Party A’s exercise of the Equity Interest Purchase Option, Existing Shareholders shall immediately transfer to Party A or the Designee(s) the equity interest in Party C held by

Existing Shareholders and Party C shall assist with the equity transfer procedures.

2.1.18              Regarding the covenants applicable to Party C under this Section 2.1, the Existing Shareholders and Party C shall cause Party C ‘s subsidiaries to comply with such covenants where applicable, as if such subsidiaries are Party C under the corresponding provisions.

2.2           Covenants of Existing Shareholders

Existing Shareholders hereby covenant as follows:

2.2.1                      Without the prior written consent of Party A, Existing Shareholders shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Existing Shareholders, or allow the encumbrance thereon, except for the interest placed in accordance with Existing Shareholders’ Equity Interest Pledge Agreement, Existing Shareholders’ Power of Attorney and this Agreement;

2.2.2                      Without the prior written consent of Party A, Existing Shareholders shall cause the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Existing Shareholders, or not to allow the imposing of any security interest thereupon, except for the interests placed thereupon in accordance with Existing Shareholders’ Equity Interest Pledge Agreement, Existing Shareholders’ Power of Attorney;

2.2.3                      Without the prior written consent of Party A, Existing Shareholders shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4                      Existing Shareholders shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Existing Shareholders;

2.2.5                      Existing Shareholders shall cause the shareholders’ meeting or the directors (or the executive director) of Party C to vote in favor of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6                      To the extent necessary to maintain Existing Shareholders’ ownership of equities interests in Party C, Existing Shareholders shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7                      Existing Shareholders shall appoint any designee of Party A as the director or senior officer of Party C, at the request of Party A;

2.2.8                      Existing Shareholders hereby waive their right of first refusal (if any) with respect to the transfer of equity interests to Party A by other shareholders of Party C, and gives consent to the execution by each of the other shareholders of Party C with Party A and Party C of the exclusive option agreement, the equity interest pledge agreement and the power of attorney similar to this Agreement, Existing Shareholders’ Equity Interest Pledge Agreement and Existing Shareholders’ Power of Attorney, and undertakes not to take any action in conflict with such documents (if any) executed by such other shareholders.

2.2.9                      If Existing Shareholders received any profit, interest, dividend or proceeds of liquidation from Party C, Existing Shareholders shall promptly donate all such profit, interest, dividend or proceeds of liquidation to Party A or any other person designated by Party A as permitted by the applicable PRC laws; and

2.2.10               Existing Shareholders shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Existing Shareholders, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof.  To the extent that Existing Shareholders have any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Existing Shareholders’ Equity Interest Pledge Agreement or under the Existing Shareholders’ Power of Attorney, Existing Shareholders shall not exercise such rights except in accordance with the written instructions of Party A.

Section 3     Representations and Warranties

3.1.                  Covenants of Existing Shareholders and Party C

3.1.1                    They have the power, capacity and authority to execute and deliver this Agreement and any equity interest transfer contracts to which they are parties concerning each transfer of the Optioned Interests as described thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts.  Existing Shareholders and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.1.2                    Existing Shareholders and Party C have obtained any and all approvals and consents from the competent government authorities and third parties (if required) for the execution, delivery and performance of this Agreement;

3.1.3                    The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.1.4                    Existing Shareholders have the good and marketable title to the equity interests held by it in Party C.  Except for Existing Shareholders’ Equity Interest Pledge Agreement and Existing Shareholders’ Power of Attorney, Existing Shareholders have not placed any security interest on such equity interests;

3.1.5                    Party C has the good and marketable title to all of the assets, and has not placed any security interest on the aforementioned assets;

3.1.6                    Party C does not have any outstanding debts, except for (i) debt incurred during the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained;

3.1.7                    Party C has complied with all laws and regulations in connection with assets acquisition; and

3.1.8                    There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

Section 4     Effective Date and Term

This Agreement shall become effective upon execution by the Parties(if an individual, upon execution; if an non-individual, upon seal), and shall terminate upon all equity interests held by Existing Shareholders in Party C have been legally transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement or as otherwise mutually agreed by the Parties.

Section 5     Governing Law and Resolution of Disputes

5.1            Governing Law

The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

5.2            Methods of Resolution of Disputes

In the event of occurrence of any dispute arising from or with respect to the performance of this Agreement, either Party may submit such dispute to the Beijing Arbitration Commission for arbitration in Beijing in accordance with the arbitration procedures and rules of such arbitration commission effective at that time. The arbitration tribunal shall consist of three arbitrators appointed in accordance with arbitration rules, among which one is appointed by applicant of the arbitration, one is appointed by the respondent of the arbitration and the third one is jointly appointed by the first two arbitrators through consultations or by Beijing Arbitration Commission. The arbitration shall be conducted in a confidential manner. The language of arbitration shall be Chinese. The arbitral award shall be final and binding upon both Parties. Where appropriate, the arbitration tribunal or the arbitrators may, in accordance with the dispute resolution provisions and/or the applicable PRC laws, adjudicate indemnification or injunctive relief (including, without limitation, for the need of the conduct of the business or the compulsory transfer of assets) against the equity interests, assets, property interests or land assets of Party C and its subsidiaries or adjudicate the winding up of Party C and its subsidiaries. In addition, in the period of composition of the arbitral tribunal or if it is appropriate, upon the request of a Party of the dispute, a court of competent jurisdiction, including a PRC court, shall be entitled to impose an interim injunction or other interim relief in aid of the arbitration, and for the purpose of this Paragraph, in addition to the PRC courts, the courts of Hong Kong, the courts of Cayman Islands and the courts of where the major assets of Party C and/or its subsidiaries are located shall also be deemed to have jurisdiction for such above purpose. During the  arbitration period, the Parties shall continue to exercise their rights and shall continue to perform their obligations under this Agreement except for the part under dispute and submitted to arbitration.

Section 6     Taxes and Fees

Each Party shall undertake their respective taxes incurred or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement.

Section 7     Notices

7.1           All notices and other communications required to be given pursuant to this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service or facsimile transmission to the receiving Party with one additional copy delivered via email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1                  Notices given by personal delivery (including express services) shall be deemed effectively given on the date of signed receipt;

7.1.2                  Notices given by registered mail with postage prepaid shall be deemed effectively given on the fifteenth day following the date indicated on the return receipt;

7.1.3                  Notices given by facsimile transmission shall be deemed effectively given on the date as recorded in the fax. If such facsimile is delivered after 5 p.m. or on a non-business day, the notice shall be deemed to be effectively given on the next business day.

7.2           For the purpose of notices, the addresses of the Parties are as described in Annex II hereto:

7.3           Any Party may change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.

Section 8     Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement, and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information.  Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels, or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section.  Disclosure of any confidential information by the shareholders, director, employees of, or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

Section 9     Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

Section 10                          Breach of Agreement

10.1    If Existing Shareholders or Party C materially breach any provision under this Agreement, Party A is entitled to terminate this Agreement or require Existing Shareholders or Party C to pay compensation for damages. This Section 10 shall not prejudice any other rights of Party A under this Agreement.

10.2    Existing Shareholders or Party C shall not terminate or cancel this Agreement in any event unless otherwise required by the applicable laws.

Section 11                          Miscellaneous

11.1     Amendments, changes and supplements

Any amendment, change and supplement to this Agreement shall be made in the form of a written agreement executed by all Parties.

11.2     Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement. The Parties hereby agree that this Agreement, from the effective date hereof, the Exclusive Option Agreement executed by all Parties (except for Beijing Lianjia Real Estate Agency Co., Ltd.) on December 28, 2018 shall be fully terminated and entirely superseded and replaced by this Agreement.

11.3     Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4     Severability

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect.  The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.5     Successors

This Agreement shall be binding on and inure to the benefits of the respective successors and permitted assignees of each Party.

11.6     Survival

Any obligations that occurred or that are due in connection with this Agreement before the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions of Sections 5, 8, 10 and this Section 11.6 shall survive the termination of this Agreement.

11.7     Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties.  No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

11.8     Language

This Agreement is written in Chinese in multiple copies, with each copy having the same legal effects.

[The Reminder of This Page is Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Beike Jinke (Tianjin) Technology Co., Ltd. (Seal)

By:	/s/ FAN Zhuopeng
Name: FAN Zhuopeng
Title: Legal Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

ZUO Hui

By:	/s/ ZUO Hui

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

SHAN Yigang

By:	/s/ SHAN Yigang

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

XU Wan’gang

By:	/s/ XU Wan’gang

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

DANG Jie

By:	/s/ DANG Jie

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

DU Xin

By:	/s/ DU Xin

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

CHEN Rong

By:	/s/ CHEN Rong

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

RUAN Guangjie

By:	/s/ RUAN Guangjie

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

GAO Jun

By:	/s/ GAO Jun

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Gaotong Business Consulting Co., Ltd. (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Juge Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Jingchuang Business Consulting Partnership (Limited Partnership)

(Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Jingda Business Consulting Partnership (Limited Partnership)

(Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Mingchen Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Jurui Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Chuangtian Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Tianjin Fuxun Business Consulting Partnership (Limited Partnership) (Seal)

By:	/s/ (Seal)
Name:
Title: Authorised Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Beijing Lianjia Real Estate Agency Co., Ltd. (Seal)

By:	/s/ PENG Yongdong
Name: PENG Yongdong
Title: Legal Representative

Signature Page to Exclusive Option Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement on the date as first mentioned above, which shall take effects in accordance with provisions hereof.

Beijing Yiju Taihe Technology Co., Ltd. (Seal)

By:	/s/ WEI Yong
Name: WEI Yong
Title: Legal Representative

Signature Page to Exclusive Option Agreement

Annex I: Party C’s Ownership Structure

Shareholder	Subscribed Registered Capital (RMB)	Shareholding Percentage
ZUO Hui	18,950,000	2.5365%
Tianjin Gaotong Business Consulting Co., Ltd.	69,022,335	9.2388%
Tianjin Juge Business Consulting Partnership (Limited Partnership)	5,968,681	0.7989%
Tianjin Jingchuang Business Consulting Partnership (Limited Partnership)	7,212,370	0.9654%
Tianjin Jingda Business Consulting Partnership (Limited Partnership)	7,580,000	1.0146%
Tianjin Mingchen Business Consulting Partnership (Limited Partnership)	1,793,496	0.2401%
Tianjin Jurui Business Consulting Partnership (Limited Partnership)	5,167,286	0.6917%
SHAN Yigang	5,235,696	0.7008%
DANG Jie	720,998	0.0965%
XU Wan’gang	2,428,897	0.3251%
GAO Jun	2,299,877	0.3078%
Tianjin Chuangtian Business Consulting Partnership (Limited Partnership)	16,299,662	2.1818%
Tianjin Fuxun Business Consulting Partnership (Limited Partnership)	946,298	0.1267%
DU Xin	3,027,332	0.4052%
CHEN Rong	355,776	0.0476%
RUAN Guangjie	80,159	0.0107%
Beijing Lianjia Real Estate Agency Co., Ltd.	600,000,000	80.3117%
Total	747,088,863	100.0000%

Annex I

Annex II Address for Notices

To Each Party:

Address: Building 1, Yard 9, Jiuxianqiao East Road, Chaoyang

District, Beijing

Tel.: *********** (WANG Qingsong); *********** (GUO Shanshan)

Email: ***********; ***********
Contact person: WANG Qingsong; GUO Shanshan

Annex II